Exhibit 77D

SUB-ITEM 77D: Policies with Respect to Security Investments


Incorporated by reference to Parts A and B of post-effective amendment no. 86 to Registrants registration statement filed on Form Type 485APOS on November 22, 2010 (Accession No:
0001193125-10-266342).